UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	333-109381	13-4087398
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

10 New King Street, Suite 102
White Plains, New York 10604
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(914) 289-9400

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are being furnished herewith.

Exhibit No.
99.1	Press Release of Haights Cross Communications, Inc. dated August 10, 2004

ITEM 12. Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K is furnished under Item 12 — “Results of Operations and Financial Condition.” Such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On August 10, 2004, Haights Cross Communications, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2004. The text of the press release is attached hereto as Exhibit 99.1.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: August 10, 2004	By:	/s/ Paul J. Crecca
Paul J. Crecca, Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Haights Cross Communications, Inc. issued on August 10, 2004